SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                                  Saucony, Inc.
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               (Exact name of registrant as specified in charter)

          Massachusetts                   000-05083             04-1465840
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   (State or other juris-                (Commission            (IRS Employer
  diction of incorporation               File Number)       Identification No.)


 13 Centennial Drive, Peabody, MA                        01960
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(Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code: 978-532-9000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On April 30, 2003, Saucony, Inc. announced its financial results for the quarter ended April 4, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 30, 2003                   SAUCONY, INC.
                                        By:  /s/ Michael Umana
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                                        Michael Umana
                                        Senior Vice President, Finance
                                        Chief Financial Officer
                                        (Duly authorized officer and principal
                                        financial officer)


                                  EXHIBIT INDEX

Exhibit No.                                   Description
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99.1                                   Press release dated April 30, 2003